Exhibit No. 32.1
SMSA Dallas Acquisition Corp.
File No. 000-54345
Form 10-Q
Quarter ended March 31, 2012

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of SMSA Dallas Acquisition Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy P. Halter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2012	By: /s/ Timothy P. Halter
Timothy P. Halter
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SMSA Dallas Acquisition Corp. and will be retained by SMSA Dallas Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.